================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) April 3, 2001

                        -------------------------------

                              HOST MARRIOTT, L.P.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

       0-25087                                        52-2095412
(Commission File Number)                (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

                        -------------------------------

      Registrant's Telephone Number, Including Area Code (301) 380-9000
        (Former Name or Former Address, if changed since last report.)

================================================================================

                                   Form 8-K


ITEM 5. OTHER EVENTS


        Effective January 1, 2001, we completed a transaction with Crestline Capital Corporation ("Crestline") for the termination of the Crestline leases through the purchase of the entities, or "Crestline Lessee Entities", owning the leasehold interests with respect to 116 of our full-service hotels for $207 million in cash, including approximately $6 million of legal fees and transfer taxes. The transaction was consummated by our wholly-owned subsidiary that will elect to be treated as a taxable REIT subsidiary, or "TRS," for income tax purposes. In connection therewith, we recorded a non-recurring, pre-tax loss of $207 million during the fourth quarter of 2000, net of an $82 million tax benefit which we have recorded as a deferred tax asset, because for income tax purposes, the acquisition is recorded as an asset that will be amortized over the remaining term of the leases. In addition, the existing working capital of the respective hotels, valued at $90 million as of December 31, 2000, including the existing obligations under the working capital note, was transferred from Crestline to the TRS. Crestline remains the lessee of one of our full-service properties.

        The TRS will pay rent to us, and will be obligated to the managers for the fees and costs reimbursements under the management agreements. On a consolidated basis, our results of operations beginning in 2001 will reflect the revenues and expenses generated by these hotels rather than rental income. As a result, our 2001 results will not be comparable to the historical reported amounts for 2000 and 1999. In order to provide a clearer understanding and comparability of our results of operations we have presented unaudited pro forma statements of operations by quarter and year-to-date for the two fiscal years ended December 31, 2000 (see Item 7(b)), adjusted to reflect the acquisition of the Crestline Lessee Entities as if it occurred on January 1, 1999.

        The transaction is permitted as a result of the passage of the REIT Modernization Act, enacted in December 1999, which amended the tax laws to permit REITs, effective January 1, 2001, (i) to lease hotels to a subsidiary that qualifies as a TRS, and (ii) to own all of the voting stock of such TRS.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (b) Pro forma financial information. (see pg.3)



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        Host Marriott, LP

                                        By: its general partner


                                        HOST MARRIOTT CORPORATION


                                        By: /s/ Donald D. Olinger
                                        --------------------------
                                        Donald D. Olinger
                                        Senior Vice President and
                                        Corporate Controller

Date: April 3, 2001

Item 7(b). Pro Forma Consolidated Statements of Operations of Host Marriott L.P.

   Because of the significant changes to our corporate structure as a result of the transaction with Crestline for the termination of the Crestline leases through the purchase of the entities, or "Crestline Lessee Entities" during January 2001, management believes that a discussion of our pro forma results of operations is meaningful and relevant to an investor's understanding of our present and future operations. The pro forma results of operations set forth below are based on the unaudited condensed consolidated statements of operations for the twelve weeks ended March 24, 2000 and March 26, 1999, June 16, 2000 and June 18, 1999, and September 8, 2000 and September 10, 1999, and the sixteen weeks ended December 31, 2000 and 1999, and the audited consolidated statements of operations for the years ended December 31, 2000 and 1999, and are only adjusted to reflect the January 2001 acquisition of the Crestline Lessee Entities for $207 million in cash as if the transaction occurred at the beginning of 1999. The following pro forma results do not include adjustments for any transactions other than the Crestline lease repurchase and are not presented in accordance with Article 11 of SEC Regulation S-X.

   As a result of the Crestline acquisition, effective January 1, 2001, we leased 116 of our full-service hotels to our TRS, and therefore, our consolidated operations with respect to those hotels will represent property-level revenues and expenses rather than rental income from third-party lessees. In addition, the net income applicable to the TRS will be subject to federal and state income taxes.

   The non-recurring pre-tax loss of $207 million net of a tax benefit of $82 million that was recorded in our historical results of operations for the fourth quarter of 2000 is excluded from the pro forma results of operations for 2000. In addition, the pro forma statements of operations reflecting the lease repurchase also include the following adjustments:

  . record hotel-level revenues and expenses and reduce historical rental income with respect to the 116 properties;

  . reduce historical interest income for amounts related to the working capital note with Crestline;

  . reduce historical equity in earnings of affiliates for interest earned at our non-controlled subsidiary on the related FF&E loans with Crestline;

  . record interest expense related to the additional borrowings from the 9 1/4% Series F senior notes to fund the $207 million cash payment;

  . record the minority interest effect related to the outside ownership in the operating partnership; and

  . record the tax provision attributable to the income of the TRS at an effective rate of 39.5%.

   The unaudited pro forma financial information does not purport to represent what our results of operations or financial condition would actually have been if the transaction had in fact occurred at the beginning of 1999, or to project our results of operations or financial condition for any future period. The unaudited pro forma financial information is based upon available information and upon assumptions and estimates that we believe are reasonable under the circumstances. The following unaudited pro forma financial information should be read in conjunction with our audited financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2000 and our unaudited quarterly financial statements contained in our quarterly reports on Form 10-Q for each quarter within the two fiscal years ended December 31, 2000.

                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS



                                                                       Twelve Weeks Ended
                                                                         March 24, 2000
                                                                ------------------------------------
                                                                               Lease
                                                                Historical   Repurchase    Pro Forma
                                                                ----------   ----------    ---------
                                                               (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $     -      $   512      $   512
  Food and beverage...........................................        -          250          250
  Other.......................................................        -           64           64
                                                                --------     --------     --------
    Total hotel property-level revenues.......................        -          826          826
  Rental income(1)............................................      173         (136)          37
  Net gains on property transactions..........................        1            -            1
  Equity in earnings of affiliates and other..................        2           (6)          (4)
                                                                --------     --------     --------
    Total revenues............................................      176          684          860
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................       74            -           74
Hotel property-level costs and expenses
  Rooms.......................................................        -          121          121
  Food and beverage...........................................        -          183          183
  Other.......................................................        -           30           30
  Management fees.............................................        -           51           51
  Other property-level costs and expenses.....................       59          170          229
                                                                --------     --------     --------
    Total operating costs and expenses........................      133          555          688
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................       43          129          172
Minority interest.............................................       (5)           -           (5)
Corporate expenses............................................      (10)           -          (10)
Interest expense..............................................     (104)          (5)        (109)
Interest income...............................................        9           (1)           8
Other.........................................................       (6)           -           (6)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................      (73)         123           50
Provision for income taxes....................................       (1)         (51)         (52)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................      (74)          72           (2)
Less: Distributions on preferred limited partner interests....       (5)           -           (5)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $   (79)      $   72       $   (7)
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders..............................  $  (.28)      $  .26       $ (.02)
                                                                ========     ========     ========


                                                                       Twelve Weeks Ended
                                                                         March 26, 1999
                                                                ------------------------------------
                                                                               Lease
                                                                Historical   Repurchase    Pro Forma
                                                                ----------   ----------    ---------
                                                               (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $    -       $    494     $ 494
  Food and beverage...........................................       -            239       239
   Other.......................................................      -             54        54
                                                                --------     --------     --------
    Total hotel property-level revenues.......................       -            787       787
  Rental income(1)............................................     171           (131)       40
  Net gains on property transactions..........................      12              -        12
  Equity in earnings of affiliates and other..................       1             (4)       (3)
                                                                --------     --------     --------
    Total revenues............................................     184            652       836
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      68              -        68
Hotel property-level costs and expenses
  Rooms.......................................................       -            113       113
  Food and beverage...........................................       -            174       174
  Other.......................................................       -             30        30
  Management fees.............................................       -             49        49
  Other property-level costs and expenses.....................      58            162       220
                                                                --------     --------     --------
    Total operating costs and expenses........................     126            528       654
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................      58            124       182
Minority interest.............................................      (4)             -        (4)
Corporate expenses............................................      (7)             -        (7)
Interest expense..............................................    (108)            (5)     (113)
Interest income...............................................       8             (1)        7
Other.........................................................      (2)             -        (2)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................     (55)           118        63
Provision for income taxes....................................      (1)           (49)      (50)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................     (56)            69        13
Less: Distributions on preferred limited partner interests....       -              -         -
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $  (56)       $    69     $  13
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders..............................  $ (.19)       $   .23     $ .04
                                                                ========     ========     ========

                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


                                                                       Twelve Weeks Ended
                                                                          June 16, 2000
                                                                --------------------------------
                                                                              Lease
                                                                Historical  Repurchase   Pro Forma
                                                                ----------   --------    ---------
                                                              (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $     -      $   605      $   605
  Food and beverage...........................................        -          308          308
  Other.......................................................        -           73           73
                                                                --------     --------     --------
    Total hotel property-level revenues.......................        -          986          986
  Rental income(1)............................................      183         (150)          33
  Net gains on property transactions..........................        2            -            2
  Equity in earnings of affiliates and other..................        6           (6)           -
                                                                --------     --------     --------
    Total revenues............................................      191          830        1,021
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................       75            -           75
Hotel property-level costs and expenses
  Rooms.......................................................        -          138          138
  Food and beverage...........................................        -          218          218
  Other.......................................................        -           36           36
  Management fees.............................................        -           62           62
  Other property-level costs and expenses.....................       63          193          256
                                                                --------     --------     --------
    Total operating costs and expenses........................      138          647          785
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................       53          183          236
Minority interest.............................................       (5)           -           (5)
Corporate expenses............................................      (10)           -          (10)
Interest expense..............................................     (104)          (5)        (109)
Interest income...............................................        8           (1)           7
Other.........................................................       (6)           -           (6)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................      (64)         177          113
Provision for income taxes....................................       (2)         (72)         (74)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................      (66)         105           39
Less: Distributions on preferred limited partner interests....       (5)           -           (5)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $   (71)      $  105       $   34
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders..............................  $  (.25)      $  .37       $  .12
                                                                ========     ========     ========


                                                                       Twelve Weeks Ended
                                                                          June 18, 1999
                                                                --------------------------------
                                                                              Lease
                                                                Historical  Repurchase   Pro Forma
                                                                ----------   --------    ---------
                                                              (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $    -       $    559     $ 559
  Food and beverage...........................................       -            277       277
   Other.......................................................      -             65        65
                                                                --------     --------     --------
    Total hotel property-level revenues.......................       -            901       901
  Rental income(1)............................................     187           (146)       41
  Net gains on property transactions..........................       4              -         4
  Equity in earnings of affiliates and other..................       4             (5)       (1)
                                                                --------     --------     --------
    Total revenues............................................     195            750       945
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      67              -        67
Hotel property-level costs and expenses
  Rooms.......................................................       -            128       128
  Food and beverage...........................................       -            197       197
  Other.......................................................       -             33        33
  Management fees.............................................       -             52        52
  Other property-level costs and expenses.....................      62            181       243
                                                                --------     --------     --------
    Total operating costs and expenses........................     129            591       720
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................      66            159       225
Minority interest.............................................      (7)             -        (7)
Corporate expenses............................................      (8)             -        (8)
Interest expense..............................................    (109)            (5)     (114)
Interest income...............................................       8             (1)        7
Other.........................................................      (4)             -        (4)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................     (54)           153        99
Provision for income taxes....................................      (1)           (62)      (63)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................     (55)            91        36
Less: Distributions on preferred limited partner interests....       -              -         -
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $  (55)       $    91     $  36
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders..............................  $ (.19)       $   .31     $ .12
                                                                ========     ========     ========

                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS



                                                                       Twelve Weeks Ended
                                                                        September 8, 2000
                                                                ------------------------------------
                                                                               Lease
                                                                Historical   Repurchase    Pro Forma
                                                                ----------   ----------    ---------
                                                               (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $     -      $   554      $   554
  Food and beverage...........................................        -          239          239
  Other.......................................................        -           61           61
                                                                --------     --------     --------
    Total hotel property-level revenues.......................        -          854          854
  Rental income(1)............................................      224         (194)          30
  Net gains on property transactions..........................        1            -            1
  Equity in earnings of affiliates and other..................        5           (6)          (1)
                                                                --------     --------     --------
    Total revenues............................................      230          654          884
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................       75            -           75
Hotel property-level costs and expenses
  Rooms.......................................................        -          137          137
  Food and beverage...........................................        -          193          193
  Other.......................................................        -           31           31
  Management fees.............................................        -           47           47
  Other property-level costs and expenses.....................       66          191          257
                                                                --------     --------     --------
    Total operating costs and expenses........................      141          599          740
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................       89           55          144
Minority interest.............................................       (1)           -           (1)
Corporate expenses............................................       (7)           -           (7)
Interest expense..............................................     (107)          (5)        (112)
Interest income...............................................        9           (1)           8
Other.........................................................        -            -            -
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................      (17)          49           32
Provision for income taxes....................................       (4)         (21)         (25)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................      (21)          28            7
Less: Distributions on preferred limited partner interests....       (5)           -           (5)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS.................................................  $    (26)      $   28       $    2
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders.............................  $   (.09)      $  .10       $  .01
                                                                ========     ========     ========
                                                                       Twelve Weeks Ended
                                                                        September 10, 1999
                                                                ------------------------------------
                                                                               Lease
                                                                Historical   Repurchase    Pro Forma
                                                                ----------   ----------    ---------
                                                               (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $    -       $    502     $ 502
  Food and beverage...........................................       -            223       223
   Other.......................................................      -             58        58
                                                                --------     --------     --------
    Total hotel property-level revenues.......................       -            783       783
  Rental income(1)............................................     188           (162)       26
  Net gains on property transactions..........................       -              -         -
  Equity in earnings of affiliates and other..................       5             (6)       (1)
                                                                --------     --------     --------
    Total revenues............................................     193            615       808
                                                                --------     --------     --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      68              -        68
Hotel property-level costs and expenses
  Rooms.......................................................       -            130       130
  Food and beverage...........................................       -            178       178
  Other.......................................................       -             26        26
  Management fees.............................................       -             42        42
  Other property-level costs and expenses.....................      62            178       240
                                                                --------     --------     --------
    Total operating costs and expenses........................     130            554       684
                                                                --------     --------     --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................      63             61       124
Minority interest.............................................      (2)             -        (2)
Corporate expenses............................................      (5)             -        (5)
Interest expense..............................................    (108)            (5)     (113)
Interest income...............................................      10             (1)        9
Other.........................................................      (1)             -        (1)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAXES.............................     (43)            55        12
Provision for income taxes....................................      (1)           (24)      (25)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................     (44)            31       (13)
Less: Distributions on preferred limited partner interests....      (1)             -        (1)
                                                                --------     --------     --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $  (45)       $    31     $ (14)
                                                                ========     ========     ========
Basic earnings (loss) per unit before extraordinary items
 available to common unitholders..............................  $ (.15)       $   .10     $(.05)
                                                                ========     ========     ========

                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


                                                                        Sixteen Weeks Ended
                                                                          December 31, 2000
                                                                -------------------------------------
                                                                                Lease
                                                                Historical    Repurchase    Pro Forma
                                                                ----------    ----------    ---------
                                                                (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $     -     $    770        $   770
  Food and beverage...........................................        -          420            420
  Other.......................................................        -           90             90
                                                                --------     --------      --------
    Total hotel property-level revenues.......................        -        1,280          1,280
  Rental income(1)............................................      810         (732)            78
  Net gains on property transactions..........................        2            -              2
  Equity in earnings of affiliates and other..................       24           (9)            15
                                                                --------     --------      --------
    Total revenues............................................      836          539          1,375
                                                                --------     --------      --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      107            -            107
Hotel property-level costs and expenses
  Rooms.......................................................        -          182            182
  Food and beverage...........................................        -          300            300
  Other.......................................................        -           43             43
  Management fees.............................................        -           76             76
  Other property-level costs and expenses.....................       84          259            343
                                                                --------     --------      --------
    Total operating costs and expenses........................      191          860          1,051
                                                                --------     --------      --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................      645         (321)           324
Minority interest.............................................      (16)           -            (16)
Corporate expenses............................................      (15)           -            (15)
Lease repurchase expense......................................     (207)         207              -
Interest expense..............................................     (151)          (1)          (152)
Interest income...............................................       14           (1)            13
Other.........................................................      (11)           -            (11)
                                                                --------     --------      --------
INCOME (LOSS) BEFORE INCOME TAXES.............................      259         (116)           143
Benefit for income taxes......................................      105           45            150
                                                                --------     --------      --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................      364          (71)           293
Less: Distributions on preferred limited partner interests....       (5)           -             (5)
                                                                --------     --------      --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE
 TO COMMON UNITHOLDERS........................................  $   359       $  (71)         $ 288
                                                                ========     ========      ========
Basic earnings (loss) per unit before extraordinary
 items available to common unitholders........................  $  1.26       $ (.25)        $ 1.01
                                                                ========     ========      ========



                                                                          Sixteen Weeks Ended
                                                                            December 31, 1999
                                                                  -------------------------------------
                                                                                  Lease
                                                                  Historical    Repurchase    Pro Forma
                                                                  ----------    ----------    ----------
                                                                (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $    -           $    712         $ 712
  Food and beverage...........................................       -                390           390
   Other.......................................................      -                 86            86
                                                                --------         --------         -----
    Total hotel property-level revenues.......................       -              1,188         1,188
  Rental income(1)............................................     749               (668)           81
  Net gains on property transactions..........................      12                  -            12
  Equity in earnings of affiliates and other..................       4                 (8)           (4)
                                                                --------         --------          ----
    Total revenues............................................     765                512         1,277
                                                                --------         --------         -----
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      90                 -             90
Hotel property-level costs and expenses
  Rooms.......................................................       -                171           171
  Food and beverage...........................................       -                283           283
  Other.......................................................       -                 40            40
  Management fees.............................................       -                 66            66
  Other property-level costs and expenses.....................      82                245           327
                                                                --------         --------         -----
    Total operating costs and expenses........................     172                805           977
                                                                --------         --------         -----
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................     593              (293)           300
Minority interest.............................................      (8)                -             (8)
Corporate expenses............................................     (14)                -            (14)
Loss on litigation settlement.................................     (40)                -            (40)
Interest expense..............................................    (144)               (5)          (149)
Interest income...............................................      13                (1)            12
Other.........................................................      (8)                -             (8)
                                                                --------        --------          -----
INCOME (LOSS) BEFORE INCOME TAXES.............................     392              (299)            93
Benefit for income taxes......................................      19               116            135
                                                                --------        --------          -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS......................     411              (183)           228
Less: Distributions on preferred limited partner interests....      (5)                -             (5)
                                                                --------        --------          -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $  406          $   (183)          $223
                                                                ========        ========          =====
Basic earnings (loss) per unit before extraordinary
 items available to common unitholders........................  $ 1.40          $  (.63)           $.77
                                                                ========        ========          =====

                 UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


                                                                          Fiscal Year Ended
                                                                          December 31, 2000
                                                                -------------------------------------
                                                                                Lease
                                                                Historical    Repurchase    Pro Forma
                                                                ----------    ----------    ---------
                                                                (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $     -     $  2,441        $ 2,441
  Food and beverage...........................................        -        1,217          1,217
  Other.......................................................        -          288            288
                                                                --------     --------      --------
    Total hotel property-level revenues.......................        -        3,946          3,946
  Rental income(1)............................................    1,390       (1,212)           178
  Net gains on property transactions..........................        6            -              6
  Equity in earnings of affiliates and other..................       37          (27)            10
                                                                --------     --------      --------
    Total revenues............................................    1,433        2,707          4,140
                                                                --------     --------      --------
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................      331            -            331
Hotel property-level costs and expenses
  Rooms.......................................................        -          578            578
  Food and beverage...........................................        -          894            894
  Other.......................................................        -          140            140
  Management fees.............................................        -          236            236
  Other property-level costs and expenses.....................      272          813          1,085
                                                                --------     --------      --------
    Total operating costs and expenses........................      603        2,661          3,264
                                                                --------     --------      --------
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................      830           46            876
Minority interest.............................................      (27)           -            (27)
Corporate expenses............................................      (42)           -            (42)
Lease repurchase expense......................................     (207)         207              -
Interest expense..............................................     (466)         (16)          (482)
Interest income...............................................       40           (4)            36
Other.........................................................      (23)           -            (23)
                                                                --------     --------      --------
INCOME BEFORE INCOME TAXES....................................      105          233            338
Benefit (provision) for income taxes..........................       98          (99)            (1)
                                                                --------     --------      --------
INCOME BEFORE EXTRAORDINARY ITEMS.............................      203          134            337
Less: Distributions on preferred limited partner interests....      (20)           -            (20)
                                                                --------     --------      --------
INCOME BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $   183       $  134        $   317
                                                                ========     ========      ========
Basic earnings per unit before extraordinary items
 available to common unitholders..............................  $   .64       $  .48        $  1.12
                                                                ========     ========      ========



                                                                            Fiscal Year Ended
                                                                            December 31, 1999
                                                                  -------------------------------------
                                                                                  Lease
                                                                  Historical    Repurchase    Pro Forma
                                                                  ----------    ----------    ---------
                                                                  (in millions, except per unit amounts)
REVENUE
Hotel property-level revenues
  Rooms.......................................................  $    -           $  2,267       $ 2,267
  Food and beverage...........................................       -              1,129         1,129
   Other.......................................................      -                263           263
                                                                --------         --------         -----
    Total hotel property-level revenues.......................       -              3,659         3,659
  Rental income(1)............................................   1,295             (1,107)          188
  Net gains on property transactions..........................      28                  -            28
  Equity in earnings of affiliates and other..................      14                (23)           (9)
                                                                --------         --------          ----
    Total revenues............................................   1,337              2,529         3,866
                                                                --------         --------         -----
OPERATING COSTS AND EXPENSES
Depreciation and amortization.................................     293                 -            293
Hotel property-level costs and expenses
  Rooms.......................................................       -                542           542
  Food and beverage...........................................       -                832           832
  Other.......................................................       -                129           129
  Management fees.............................................       -                209           209
  Other property-level costs and expenses.....................     264                766         1,030
                                                                --------         --------         -----
    Total operating costs and expenses........................     557              2,478         3,035
                                                                --------         --------         -----
OPERATING PROFIT BEFORE MINORITY INTEREST, CORPORATE EXPENSES,
 INTEREST, AND OTHER..........................................     780                 51           831
Minority interest.............................................     (21)                 -           (21)
Corporate expenses............................................     (34)                 -           (34)
Loss on litigation settlement.................................     (40)                 -           (40)
Interest expense..............................................    (469)               (20)         (489)
Interest income...............................................      39                 (4)           35
Other.........................................................     (15)                 -           (15)
                                                                --------         --------         -----
INCOME BEFORE INCOME TAXES....................................     240                 27           267
Benefit (provision) for income taxes..........................      16                (19)           (3)
                                                                --------         --------         -----
INCOME BEFORE EXTRAORDINARY ITEMS.............................     256                  8           264
Less: Distributions on preferred limited partner interests....      (6)                 -            (6)
                                                                --------         --------         -----
INCOME BEFORE EXTRAORDINARY ITEMS AVAILABLE TO COMMON
 UNITHOLDERS..................................................  $  250           $      8         $ 258
                                                                ========         ========         =====
Basic earnings per unit before extraordinary items
 available to common unitholders..............................  $  .86           $    .02         $ .88
                                                                ========         ========         =====

-------------
(1) In December 1999, the Company retroactively changed its method of accounting for contingent rental revenues to conform to the Securities and Exchange Commission's Staff Accounting Bulletin (SAB) No. 101. As a result, contingent rental revenue is deferred on the balance sheet until certain revenue thresholds are realized. SAB No. 101 has no impact on full-year 2000 and 1999 revenues, net income, or earnings per share because all rental revenues considered contingent under SAB No. 101 were earned as of December 31, 2000 and 1999. The change in accounting principle has no effect prior to 1999 because percentage rent relates to rental income on our leases, which began in 1999.